UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2007

                              ---------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

       California                                      46-0476193
    (State or other         (Commission File        (I.R.S. Employer
    jurisdiction of             Number)           Identification Number)
   incorporation)

             27710 Jefferson Avenue
                   Suite A100
              Temecula, California                        92590
    (Address of principal executive offices)           (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)) [GRAPHIC OMITTED]



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Item 2.02 - Results of Operations and Financial Condition.

     On October 30, 2007, we issued a press release disclosing information regarding our results of operations for the quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

     Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 - Financial Statements and Exhibits.

(d)   Exhibits

      The following exhibits are attached with this Form 8-K:

      99.1  Press Release dated October 30, 2007.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TEMECULA VALLEY BANCORP INC.


Date: October 30, 2007                  By:  /s/ STEPHEN H. WACKNITZ
                                             -----------------------------------
                                             Stephen H. Wacknitz
                                             Chief Executive Officer
                                             and President





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                                    EXHIBITS


Exhibit     Description of Exhibit
-------     ----------------------
99.1        Press Release dated October 30, 2007